UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 23, 2005


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                           1-10434                  13-1726769
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                           Identification Number)


              Pleasantville, New York                             10570-7000
      (Address of principal executive offices)                    (Zip Code)

                 Registrant's telephone number, including area code:
                                 (914) 238-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                                                              Page 1 of 6 pages.



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ITEM 4.01.        Changes in Registrant's Certifying Accountant

After The Reader's Digest Association, Inc. ("RDA") completed its fiscal year ended June 30, 2005, the Audit Committee of RDA's Board of Directors determined that the Committee would issue a request for proposals regarding the engagement of an independent registered public accounting firm to audit RDA's financial statements for the fiscal year ending June 30, 2006. The request for proposals was issued on August 3, 2005 to several large, international public accounting firms, including KPMG. On August 23, 2005, KPMG informed RDA that KPMG would not submit a proposal and would not stand for re-appointment to the RDA engagement upon the completion of RDA's audit for the fiscal year ended June 30, 2005.

KPMG's reports on RDA's consolidated financial statements for the fiscal years ended June 30, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

On August 29, 2005, KPMG presented an update to the RDA Audit Committee on the status of the audits for the fiscal year ended June 30, 2005. KPMG has not advised RDA that KPMG's reports on RDA's consolidated financial statements for the fiscal year ended June 30, 2005 will contain an adverse opinion or a disclaimer of opinion or will be qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, KPMG has not advised RDA that KPMG's report on RDA management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of RDA's internal control over financial reporting as of June 30, 2005 will contain an adverse opinion or a disclaimer of opinion or will be qualified or modified as to uncertainty, audit scope, or accounting principles. KPMG has advised RDA that KPMG expects to deliver the above-mentioned reports to RDA by the end of this week.

During the fiscal years ended June 30, 2005 and 2004 and during the subsequent interim period through August 23, 2005, there were no disagreements between RDA and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in KPMG's reports. During the fiscal years ended June 30, 2005 and 2004 and during the subsequent interim period through August 23, 2005, there have been no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934).

RDA provided KPMG with a copy of this Form 8-K prior to filing it with the Securities and Exchange Commission ("SEC"), and RDA requested KPMG to furnish RDA with a letter addressed to the SEC stating whether KPMG agrees with the foregoing statements made by RDA in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which KPMG does not agree. A copy of KPMG's letter, dated August 29, 2005, furnished in response to RDA's request, is filed as Exhibit 16.1 to this Form 8-K.

RDA will continue reviewing the proposals submitted by the other public accounting firms that are participating in the review and will announce the Audit Committee's selection of RDA's independent auditor for fiscal 2006 after the process has been completed.

ITEM 9.01    Financial Statements and Exhibits.

(c)      Exhibits

                  Filed herewith is the following:

   Exhibit Number     Description

         16.1 Letter of KPMG LLP to the Securities and Exchange Commission dated August 29, 2005.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE READER'S DIGEST ASSOCIATION, INC.
                                                    (Registrant)


Date:  August 29, 2005
                                                      /s/ Michael S. Geltzeiler
                                                      Michael S. Geltzeiler
                                                      Senior Vice President and
                                                      Chief Financial Officer



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                                  EXHIBIT INDEX



    Exhibit Number       Description

         16.1 Letter of KPMG LLP to the Securities and Exchange Commission dated August 29, 2005.